UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2008

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450, Mountain View, California	94041
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (650) 694-2100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2008, SourceForge, Inc. (the "Company") issued a press release announcing its preliminary revenue ranges for the first quarter of its fiscal year 2009, which ended October 31, 2008. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

On November 3, 2008, the Company also announced that its Board of Directors has authorized a stock repurchase program, pursuant to which up to $10 million of the company's outstanding common stock may be repurchased over the next 12 months. Share repurchases under this program may be made through a variety of methods, which may include open market purchases, privately negotiated transactions, block trades, accelerated share repurchase transactions or otherwise, or by any combination of such methods. The timing and actual number of shares repurchased will depend on a variety of factors including the common share price, corporate and regulatory requirements and other market and economic conditions. The share repurchase program may be suspended or discontinued at any time. The Company expects to fund the share repurchase program using its existing cash and investment balances.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by SourceForge, Inc. entitled SourceForge Reports Preliminary First Quarter Fiscal 2009 Revenue and Announces Stock Repurchase Program*

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SourceForge, Inc. (Registrant)
November 3, 2008 (Date)	/s/ PATRICIA S. MORRIS Patricia S. Morris Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description

99.1	Press release issued by SourceForge, Inc. on November 3, 2008 entitled SourceForge Reports Preliminary First Quarter Fiscal 2009 Revenue and Announces Stock Repurchase Program *

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.